               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported) October 30, 1998
                                                 -----------------

                   PAUL-SON GAMING CORPORATION
------------------------------------------------------------------
       (Exact name of Registrant as specified in charter)

                             Nevada
------------------------------------------------------------------
         (State or other jurisdiction of incorporation)

           0-23588                          88-0310433
----------------------------   -----------------------------------
  (Commission File Number)      (IRS Employee Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada               89102
------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (702) 384-2425
                                                  ----------------

                          Not Applicable
------------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

      On October 30, 1998, Paul-Son Gaming Corporation, a Nevada corporation ("Paul-Son"), reported that Paul S. Endy, Jr., Paul-Son's Chairman of the Board and Chief Executive Officer, suffered a stroke, and that the board of directors of Paul-Son, on an interim basis pending Paul Endy's recovery, assigned to Eric P. Endy, Paul-Son's President and Chief Operating Officer, the additional responsibilities of Chief Executive Officer of Paul-Son.

      For   additional  information  concerning  the   foregoing,
reference is made to Paul-Son's press release dated October 30, 1998, a copy of which is attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Business Acquired.

          Not Applicable.

      (b)  Pro Forma Financial Information.

          Not Applicable.

      (c)  Exhibits.

          99.1   Text of Press Release, dated October 30, 1998.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PAUL-SON GAMING CORPORATION
                                       (Registrant)



Date:  November 1, 1998        By:   /s/ Eric P. Endy
                                  -------------------------------
                                     Eric P. Endy,
                                     President and Secretary

                          EXHIBIT INDEX
                          -------------

EXHIBIT                                                  PAGE
NUMBER                     DESCRIPTION                   NUMBER
-------                    -----------                   ------

99.1      Text of Press Release, dated October 30, 1998.    5